Exhibit 99.1

Monthly Operating Report
ACCRUAL BASIS

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

JUDGE:	Russell Nelms

UNITED STATES BANKRUPTCY COURT

NORTHERN & EASTERN DISTRICTS OF TEXAS

REGION 6

MONTHLY OPERATING REPORT

MONTH ENDING:	October	2016
	MONTH	YEAR

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT, AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ H. Thomas Moran II	Trustee
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

H. Thomas Moran II	11/21/2016
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Paula Toy	Vice-President/Controller
ORIGINAL SIGNATURE OF PREPARER	TITLE

Paula Toy	11/21/2016
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report

ACCRUAL BASIS-1

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

COMPARATIVE BALANCE SHEET

		SCHEDULE AMOUNT	AUGUST	SEPTEMBER	OCTOBER
ASSETS
1.	UNRESTRICTED CASH	$51,248	$5,649	$232,258	$222,933
2.	RESTRICTED CASH
3.	TOTAL CASH	$51,248	$5,649	$232,258	$222,933
4.	ACCOUNTS RECEIVABLE (NET)
5.	INVENTORY
6.	NOTES RECEIVABLE
7.	PREPAID EXPENSES		$120,770	$129,590	$97,008
8.	OTHER (ATTACH LIST)	$76,415	$84,665	$84,665	$84,665
9.	TOTAL CURRENT ASSETS	$127,664	$211,084	$446,513	$404,606
10.	PROPERTY, PLANT & EQUIPMENT	$2,188,639	$0	$0	$0	[1]
11.	LESS: ACCUMULATED DEPRECIATION/DEPLETION		$0	$0	$0	[1]
12.	NET PROPERTY, PLANT & EQUIPMENT	$2,188,639	$0	$0	$0
13.	DUE FROM INSIDERS
14.	OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)	$166,250	$0	$0	$0
15.	OTHER (ATTACH LIST)
16.	TOTAL ASSETS	$2,482,552	$211,084	$446,513	$404,606
POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE		$355,877	$351,282	$351,698	[4]
18.	TAXES PAYABLE		$8,145	$10,974	$9,465
19.	NOTES PAYABLE
20.	PROFESSIONAL FEES		$1,646,075	$1,836,177	$2,613,106	4&5
21.	SECURED DEBT		$0	$0	$0
22.	OTHER (ATTACH LIST)		$(12,718)	$(12,718)	$(18,243)
23.	TOTAL POSTPETITION LIABILITIES		$1,997,379	$2,185,715	$2,956,026
PREPETITION LIABILITIES
24.	SECURED DEBT	$267,505				[1]
25.	PRIORITY DEBT	$3,991,351	$41,806	$41,806	$3,768,537	[6]
26.	UNSECURED DEBT	$114,283,485	$1,588,832	$1,588,832	$1,588,832	[2]
27.	OTHER (ATTACH LIST)
28.	TOTAL PREPETITION LIABILITIES	$118,542,341	$1,630,638	$1,630,638	$5,357,369
29.	TOTAL LIABILITIES	$118,542,341	$3,628,017	$3,816,353	$8,313,396
EQUITY
30.	PREPETITION OWNERS' EQUITY		$(73,722,301)	$(73,722,301)	$(73,722,301)
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$(10,572,382)	$(11,277,468)	$(16,396,885)
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)		$80,877,750	$81,629,929	$82,210,396	[3]
33.	TOTAL EQUITY		$(3,416,933)	$(3,369,840)	$(7,908,790)
34.	TOTAL LIABILITIES & OWNERS' EQUITY		$211,084	$446,513	$404,606

[1]	Property Plant & Equipment included the buildings that were sold per Dkt. 1089. Secured Debt and Taxes Payable included property taxes owed on the buildings that were collected at closing.
[2]	The Schedule Amount for Item 26. Unsecured Debt includes Intercompany Due To/From Life Partners, Inc. shown below in Item 32.
[3]	Intercompany Due To/From Life Partners, Inc.
[4]	Item 17. Accounts Payables includes $133,230.00 of invoices from bankruptcy professionals that would otherwise be included in Item 20, Professional Fees.
[5]	Item 20. Professional Fees accrual reflects only expenses allocated to LPHI. MOR-6 reflects all bankruptcy professional fees of Life Partners Holdings and its subsidiaries.
[6]	Priority debt has been adjusted to include a liability in the amount of $3,378,210.53 for Federal Withholding Tax, Penalty & Interest assessed for U.S. source income of foreign persons for calendar year 2008 & 2009. It has also been adjusted to include $348,521.00 of additional Federal Income Tax due for the tax period ending 2/28/2010 pursuant to ongoing audit resolutions.

Monthly Operating Report

SUPPLEMENT TO

ACCRUAL BASIS-1

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

COMPARATIVE BALANCE SHEET

		SCHEDULE AMOUNT	AUGUST	SEPTEMBER	OCTOBER
8. OTHER CURRENT ASSETS
8.	Pardo Family Holdings Trust (Advance to Price L. Johnson, PC)	$24,441	$31,323	$31,323	$31,323
8.	Pardo Family Holdings Trust (Advance to Kyle, Mathis & Lucas, LLP)	$51,975	$53,343	$53,343	$53,343
8.	Rent due from Life Partners, Inc.
8.
8.
8.
8.
8
8.	TOTAL - OTHER CURRENT ASSETS	$76,415	$84,665	$84,665	$84,665
14. OTHER ASSETS - NET OF AMORTIZATION
14.	Woolly Mammoth & Other Prehistoric Artifacts	$166,250
14.
14.
14.
14.
14.	TOTAL - OTHER ASSETS (Net of Amort.)	$166,250	$-	$-	$-
15. OTHER ASSETS
15.
15.
15.
15.
15.
15.
15.
15.
15.
15.	TOTAL - OTHER ASSETS	$-	$-	$-	$-

POSTPETITION LIABILITIES
22.	US Trustee Fees		$(12,718)	$(12,718)	$(18,243)	[1]
22.
22.
22.
22.
22.
22	TOTAL - OTHER POSTPETITION LIABILITIES		$(12,718)	$(12,718)	$(18,243)

1	The balance shown for US Trustee fees is negative because LPHI was overbilled for the 1st & 2nd quarter 2016 trustee fee. These bills were estimated to be the same as the previous quarter, but is less when calculated based on disbursements.

Monthly Operating Report

ACCRUAL BASIS-2

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

INCOME STATEMENT		JULY	AUGUST	SEPTEMBER	OCTOBER
REVENUES
1.	GROSS REVENUES
2.	LESS: RETURNS & DISCOUNTS
3.	NET REVENUE	$0	$0	$0	$0
COST OF GOODS SOLD
4.	MATERIAL
5.	DIRECT LABOR
6.	DIRECT OVERHEAD
7.	TOTAL COST OF GOODS SOLD	$0	$0	$0	$0
8.	GROSS PROFIT	$0	$0	$0	$0
OPERATING EXPENSES
9.	OFFICER / INSIDER COMPENSATION
10.	SELLING & MARKETING
11.	GENERAL & ADMINISTRATIVE	$36,262	$36,439	$34,976	$2,928,240	[1]
12.	RENT & LEASE	$0	$0	$0	$0
13.	OTHER (ATTACH LIST)	$3,858	$8,043	$5,000	$4,070
14.	TOTAL OPERATING EXPENSES	$40,120	$44,482	$39,976	$2,932,310
15.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$(40,120)	$(44,482)	$(39,976)	$(2,932,310)
OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (ATTACH LIST)	$0	$0	$0	$0
17.	NON-OPERATING EXPENSE (ATTACH LIST)	$0	$0	$0	$0
18.	INTEREST EXPENSE	$(13)	$0	$0	$486,759	[2]
19.	DEPRECIATION / DEPLETION	$0	$0	$0	$0
20.	AMORTIZATION	$0	$0	$0	$0
21.	OTHER (ATTACH LIST)	$(1,164)	$(731)	$2,829	$(1,509)
22.	NET OTHER INCOME & EXPENSES	$(1,177)	$(731)	$2,829	$485,249
REORGANIZATION EXPENSES
23.	PROFESSIONAL FEES	$573,757	$518,903	$660,163	$1,348,850
24.	U.S. TRUSTEE FEES	$325	$325	$0	$975
25.	OTHER (ATTACH LIST)	$2,798	$2,371	$2,117	$3,513
26.	TOTAL REORGANIZATION EXPENSES	$576,880	$521,599	$662,280	$1,353,338
27.	INCOME TAX				$348,521	[3]
28.	NET PROFIT (LOSS)	$(615,822)	$(565,349)	$(705,085)	$(5,119,417)

[1]	Iterm 11. General & Administrative includes $2,141,816 of withholding tax and $749,636 in penalties assessed by the Internal Revenue Service for Form1042, U.S. Source Income of Foreign Persons, for calendar years 2008 & 2009.
[2]	Item 18. Interest Expense includes interest billed on the taxes referenced in the above footnote.
[3]	Item 27. Income Tax is additional tax assessed on income for the year ending 2/28/2010 pursuant to ongoing audit resolutions.

Monthly Operating Report

SUPPLEMENT TO

ACCRUAL BASIS-2

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

INCOME STATEMENT		JULY	AUGUST	SEPTEMBER	OCTOBER
OPERATING EXPENSES
13.	LEGAL & PROFESSIONAL FEES	$3,858	$8,043	$5,000	$4,070	[1]
13.
13.
13.
13.
13.	TOTAL OTHER OPERATING EXPENSES	$3,858	$8,043	$5,000	$4,070
NON-OPERATING INCOME
16.	RENTAL INCOME
16.
16.
16.
16.	TOTAL NON-OPERATING INCOME	$0	$0	$0	$0
OTHER INCOME & EXPENSES
21.	LOSS ON SALE OF ICE AGE COLLECTION
21.	GAIN ON SALE OF BUILDINGS
21.	FRANCHISE TAX EXPENSE	$(1,164)	$(731)	$2,829	$(1,509)
21.	INTEREST INCOME
21.	NET OTHER INCOME & EXPENSES	$(1,164)	$(731)	$2,829	$(1,509)
REORGANIZATION EXPENSES
25.	TRANSCRIPTION SERVICES	$1,362	$711	$298	$1,457
25.	RELATIVITY HOSTING	$811	$856	$856	$855
25.	TRUSTEE TRAVEL EXPENSES	$625	$805	$963	$1,201
25.	TRUSTEE BOND EXPENSE
25.	TOTAL OTHER REORGANIZATION EXPENSES	$2,798	$2,371	$2,117	$3,513

[1]	Operating Expenses include professional fees related to the preparation of tax returns.

Monthly Operating Report

ACCRUAL BASIS-3

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

CASH RECEIPTS AND DISBURSEMENTS		JULY	AUGUST	SEPTEMBER	QUARTER ENDED SEPTEMBER 30, 2016	OCTOBER
1.	CASH - BEGINNING OF MONTH	$20,771	$8,336	$5,649		$232,258
RECEIPTS FROM OPERATIONS
2.	CASH SALES				$0
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION				$0
4.	POSTPETITION				$0
5.	TOTAL OPERATING RECEIPTS	$0	$0	$0	$0	$0
NON-OPERATING RECEIPTS
6.	LOANS & ADVANCES (ATTACH LIST)				$0
7.	SALE OF ASSETS				$0
8.	OTHER (ATTACH LIST)	$0	$0	$275,000	$275,000	$0
9.	TOTAL NON-OPERATING RECEIPTS	$0	$0	$275,000	$275,000	$0
10.	TOTAL RECEIPTS	$0	$0	$275,000	$275,000	$0
11.	TOTAL CASH AVAILABLE	$20,771	$8,336	$280,649	$275,000	$232,258
OPERATING DISBURSEMENTS
12.	NET PAYROLL				$0
13.	PAYROLL TAXES PAID				$0
14.	SALES, USE & OTHER TAXES PAID				$0
15.	SECURED / RENTAL / LEASES				$0
16.	UTILITIES				$0
17.	INSURANCE	$955	$916	$42,068	$43,939	$924	[1]
18.	INVENTORY PURCHASES				$0
19.	VEHICLE EXPENSES				$0
20.	TRAVEL				$0
21.	ENTERTAINMENT				$0
22.	REPAIRS & MAINTENANCE				$0
23.	SUPPLIES				$0
24.	ADVERTISING				$0
25.	OTHER (ATTACH LIST)	$1,930	$1,691	$6,323	$9,944	$1,901
26.	TOTAL OPERATING DISBURSEMENTS	$2,885	$2,607	$48,391	$53,883	$2,825
REORGANIZATION EXPENSES
27.	PROFESSIONAL FEES				$0
28.	U.S. TRUSTEE FEES	$6,487			$6,487	$6,500
29.	OTHER (ATTACH LIST)	$3,063	$80	$0	$3,143	$0
30.	TOTAL REORGANIZATION EXPENSES	$9,550	$80	$0	$9,629	$6,500
31.	TOTAL DISBURSEMENTS	$12,434	$2,687	$48,391	$63,512	$9,325
32.	NET CASH FLOW	$(12,434)	$(2,687)	$226,609	$211,488	$(9,325)
33.	CASH - END OF MONTH	$8,336	$5,649	$232,258		$222,933

[1]	Item 17. Insurance includes payments to extend D&O insurance to 10/31/16 and E&O insurance to 12/1/16.

Monthly Operating Report

SUPPLEMENT TO

ACCRUAL BASIS-3

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

CASH RECEIPTS AND DISBURSEMENTS		JULY	AUGUST	SEPTEMBER	QUARTER ENDED SEPTEMBER 30, 2016	OCTOBER

OTHER NON-OPERATING RECEIPTS
8.	Sale of Airport Hangar				$-
8.	Transfer from LPI bank account 4080			$275,000	$275,000
8.	Lease & Rental Income				$-
8.	Return of Retainer				$-
8.	Worker's Compensation Dividend				$-
8.	Total - Non-Operating Receipts	$-	$-	$275,000	$275,000	$-

OTHER OPERATING DISBURSEMENTS
25.	Transfer to LPI bank account				$-
25.	Registrar & Transfer Fees	$1,095	$1,092	$1,543	$3,730	$1,093
25	Penalty Interest on 2014 Property Taxes				$-
25.	Filing Fees	$835	$599	$635	$2,069	$808
25.	Web Page Hosting			$4,145	$4,145
25.	Bank Acct Analysis Fee				$-
25.	Total - Other Operating Disbursements	$1,930	$1,691	$6,323	$9,944	$1,901

OTHER REORGANIZATION EXPENSES
29.	Transcription Services	$3,063	$80	$-	$3,143
29.	Trustee Bond				$0
29.	Total - Other Reorganization Expenses	$3,063	$80	$-	$3,143	$-

Monthly Operating Report

ACCRUAL BASIS-4

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

ACCOUNTS RECEIVABLE AGING		SCHEDULE AMOUNT	AUGUST	SEPTEMBER	OCTOBER
1.	0-30
2.	31-60
3.	61-90
4.	91+
5.	TOTAL ACCOUNTS RECEIVABLE	$0	$0	$0	$0
6.	AMOUNT CONSIDERED UNCOLLECTIBLE
7.	ACCOUNTS RECEIVABLE (NET)	$0	$0	$0	$0

AGING OF POSTPETITION TAXES AND PAYABLES	MONTH:	October 2016

		0-30	31-60	61-90	91+
TAXES PAYABLE		DAYS	DAYS	DAYS	DAYS	TOTAL
1.	FEDERAL					$0
2.	STATE					$0
3.	LOCAL					$0
4.	OTHER (ATTACH LIST)	$9,465				$9,465	[2]
5.	TOTAL TAXES PAYABLE	$9,465	$0	$0	$0	$9,465

6.	ACCOUNTS PAYABLE	$417	$1,092	$0	$350,189	$351,698

STATUS OF POSTPETITION TAXES	MONTH:	October 2016

		BEGINNING	AMOUNT		ENDING
		TAX	WITHHELD AND/	AMOUNT	TAX
FEDERAL		LIABILITY	0R ACCRUED	PAID	LIABILITY
1.	WITHHOLDING				$0
2.	FICA-EMPLOYEE				$0
3.	FICA-EMPLOYER				$0
4.	UNEMPLOYMENT				$0
5.	INCOME				$0
6.	OTHER (ATTACH LIST)				$0
7.	TOTAL FEDERAL TAXES	$0	$0	$0	$0
STATE AND LOCAL
8.	WITHHOLDING				$0
9.	SALES				$0
10.	EXCISE				$0
11.	UNEMPLOYMENT				$0
12.	REAL PROPERTY	$0			$0	[1]
13.	PERSONAL PROPERTY				$0
14.	OTHER (ATTACH LIST)	$10,974	$(1,509)		$9,465	[2]
15.	TOTAL STATE & LOCAL	$10,974	$(1,509)	$0	$9,465
16.	TOTAL TAXES	$10,974	$(1,509)	$0	$9,465

[1]	All property taxes for calendar 2014 & 2015 were paid at the closing on the sale of the buildings.
[2]	This is Texas Franchise Tax previously shown on LPI books. This does not include the balance of $41,805.59 considered prepetition.

Monthly Operating Report

ACCRUAL BASIS-5

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

MONTH:	October 2016

BANK RECONCILIATIONS

		Account #1	Account #2	Account #3
A.	BANK:	Bank of America	Alliance Bank	Bank of Texas
B.	ACCOUNT NUMBER:	3363	613	3772	TOTAL
C.	PURPOSE (TYPE):	DIP Account	MoneyMarket	Checking
1.	BALANCE PER BANK STATEMENT			$229,433	$229,433
2.	ADD: TOTAL DEPOSITS NOT CREDITED				$0
3.	SUBTRACT: OUTSTANDING CHECKS			$6,500	$6,500
4.	OTHER RECONCILING ITEMS				$0
5.	MONTH END BALANCE PER BOOKS	$0	$0	$222,933	$222,933
6.	NUMBER OF LAST CHECK WRITTEN	1013		1108

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE	VALUE
7.
8.
9.
10.
11.	TOTAL INVESTMENTS			$0	$0

CASH

12.	CURRENCY ON HAND	$0

13.	TOTAL CASH - END OF MONTH	$222,933

Monthly Operating Report

ACCRUAL BASIS-6

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

MONTH:	October 2016

PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS
		TYPE OF	AMOUNT	TOTAL PAID
	NAME	PAYMENT	PAID	TO DATE
1.
2.
3.
4.
5.
6.	TOTAL PAYMENTS TO INSIDERS		$0	$0

PROFESSIONALS							[1]
		DATE OF COURT				TOTAL
		ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
	NAME	PAYMENT	APPROVED	PAID	TO DATE	& UNPAID
1.	Asset Servicing Group	08/19/16	$1,784,796	$46,041	$1,456,631	$545,239
2.	Bridgepoint Consulting	08/19/16	$1,887,042	$47,979	$1,429,823	$734,744
3.	Epiq Bankruptcy Solutions	05/22/15	$5,949,060		$4,495,978	$1,478,082
4.	Forshey & Prostok, LLP	04/28/15	$154,409		$154,409	$0
5.	Kevin Buchanan & Associates	07/01/15	$140,235		$140,235	$0
6.	Kim Hinkle, Attorney at Law	08/19/16	$433,729	$12,585	$356,451	$115,363
7.	MMS Advisors	03/25/16	$246,992		$246,992	$0
8.	Munsch, Hardt, Kopf & Harr, P.C.	08/25/16	$3,545,750	$77,293	$2,834,336	$2,009,852
9.	Phillips Murrah	08/01/16	$450,476	$4,973	$313,069	$186,115
10.	Pronske Goolsby & Kathman, P.C.	05/05/15	$128,618		$128,618	$0
11.	Thompson & Knight, LLP	08/19/16	$18,343,117	$324,218	$14,602,350	$9,112,376
12.	Tom Moran, US Trustee	12/18/15	$11,850		$11,850	$1,316,996	[2]
13.	Smith, Jackson, Boyer & Bovard, PLLC	08/19/16	$73,749	$2,011	$67,650	$16,825
14.	Predictive Resources	08/19/16	$595,464	$38,489	$486,938	$179,226
15.	D3G Capital Management LLC/Lewis & Ellis Inc	05/24/16	$216,725		$214,925	$3,000
16.	Barbara Pope	12/15/15	$42,477		$42,477	$0	[3]
17.	Sutherland Asbill & Brennan LLP	08/19/16	$46,271		$17,477	$39,797
18.	Roetzel & Andress LPA	08/30/16				$8,969
19.	TOTAL PAYMENTS TO PROFESSIONALS			$553,590	$27,000,209	$15,746,581

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

		SCHEDULED	AMOUNTS
		MONTHLY	PAID	TOTAL
		PAYMENTS	DURING	UNPAID
NAME OF CREDITOR		DUE	MONTH	POSTPETITION
1.
2.
3.
4.
5.
6.	TOTAL	$0	$0	$0

[1]	Professional fee and expense allocations are estimated by each firm across the 3 debtors, and are booked accordingly in the books and records. Payments are made based on cash availability and intercompany accounting. The total of all aggregate unallocated fees and expenses for the 3 debtors are reflected in the schedule above.
[2]	Total Paid To Date excludes out-of-pocket expense reimbursements on behalf of subsidiary debtors.
[3]	Amounts shown do not include employee/contractor payments.

Monthly Operating Report

ACCRUAL BASIS-7

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

MONTH:	October 2016

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?		X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?	X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?	X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Questionnaire Item 5. A postpetition loan was received from First Insurance Funding Corp. to finance D&O and E&O insurance premiums. Loans were received from maturities of Life Settlements per Docket 1127 and from Vida Capital, Inc. per DIP Facility Docket 2924 related to financing.
Questionnaire Item 10. Past due amounts are mainly fees from non-bankruptcy professionals incurred after the filing date.

INSURANCE

		YES	NO
1.	ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS
TYPE OF			PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	& FREQUENCY
Directors & Officers	Illinois National	09/30/15- 11/30/16	$23,420.00 /month	[1]
Errors & Omissions	Indian Harbor	09/30/15- 12/01/16	$17,723.75 /2-months	[1]

Commercial Package*	Allied Insurance	06/14/16 - 06/14/17	$954.83 /month
Cyber Liability	Beazley Insurance	06/14/16 - 06/14/17	$3,597.00 /annual

* includes auto, building, edp, excess liability

[1]	The payment amount shown here was the amount paid to extend the policies to the dates shown.